EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of CollaGenex Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Colin W. Stewart, Chief Executive Officer of the Company, and Nancy C. Broadbent, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ COLIN W. STEWART

Dated: August 9, 2005	Colin W. Stewart
Chief Executive Officer

/s/ NANCY C. BROADBENT

Dated: August 9, 2005	Nancy C. Broadbent
Chief Financial Officer